THE ALGER INSTITUTIONAL FUNDS

  SUPPLEMENT DATED DECEMBER 14, 2004 TO THE PROSPECTUS DATED FEBRUARY 28, 2004


This supplement amends the section of the Prospectus titled "Management and Organization - Portfolio Managers" as described below, and is in addition to any existing supplements to the Prospectus.

         John A. Curry is named as Vice President and co-portfolio manager, with Kevin Collins, of Alger Balanced Institutional Fund. Steven Thumm returns full-time to his role as Senior Trader.

         Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC (September 2003 to December 2004), prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets (March 1999 to March 2003). Prior to joining Whitehall Asset Management, Mr. Curry was a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division (July 1995 to February 1999).






PSP & SAI/PSP SUPP 12-14-04 INSTL